Exhibit 99.2

ASTRIA THERAPEUTICS, INC.
Nonstatutory STOCK OPTION AGREEMENT

Granted Under 2022 Inducement Stock Incentive Plan

Astria Therapeutics, Inc. (the “Company”) hereby grants the following stock option to the Participant listed below pursuant to the Company’s 2022 Inducement Stock Incentive Plan (the “Plan”). The terms and conditions attached hereto are also a part hereof.

Notice of Grant

Name of optionee (the “Participant”):
Grant Date:
Number of shares of the Company’s Common Stock subject to this option (“Shares”):
Option exercise price per Share:
Number, if any, of Shares that vest immediately on the grant date:	N/A
Shares that are subject to vesting schedule:
Vesting Commencement Date:
Final Exercise Date:

Vesting Schedule:

Date	Options Vesting

All vesting is dependent on the Participant remaining an Eligible Participant, as provided herein.

This option satisfies in full all commitments that the Company has to the Participant with respect to the issuance of stock, stock options or other equity securities.

ASTRIA PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement

Granted Under 2022 Inducement Stock Incentive Plan

Incorporated Terms and Conditions

1.            Grant of Option.

This agreement evidences the grant by the Company, on the grant date (the “Grant Date”) set forth in the Notice of Grant that forms part of this agreement (the “Notice of Grant”) to the Participant of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2022 Inducement Stock Incentive Plan (the “Plan”), the number of Shares set forth in the Notice of Grant of common stock, $0.001 par value per share, of the Company (“Common Stock”) at the exercise price per Share set forth in the Notice of Grant. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the Final Exercise Date set forth in the Notice of Grant (the “Final Exercise Date”).

The option evidenced by this agreement was granted to the Participant pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) as an inducement that is material to the Participant’s employment with the Company.

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.            Vesting Schedule.

This option will become exercisable (“vest”) in accordance with the vesting schedule set forth in the Notice of Grant (the “Vesting Schedule”). Notwithstanding the foregoing, to the extent that the Participant is a party to an employment agreement or other agreement with the Company that provides vesting terms that differ from the Vesting Schedule, the terms set forth in such employment agreement or other agreement shall prevail.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof.

3.            Exercise of Option.

(a)            Form of Exercise. Each election to exercise this option shall be in writing in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)            Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant to, the Company or any other entity the service providers of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)            Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d)            Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)            Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship.  “Cause” shall mean, in the good faith determination of the Company, the Participant has: (i) committed gross negligence or willful malfeasance in the performance of the Participant’s work or duties; (ii) committed a breach of fiduciary duty or a breach of any non-competition, non-solicitation or confidentiality obligations to the Company; (ii) failed to follow the proper directions of the Participant’s direct or indirect supervisor after written notice of such failure; (iii) been convicted of, or pleaded “guilty” or “no contest” to, any misdemeanor relating to the affairs of the Company or any felony; (iv) disregarded the material rules or material policies of the Company which has not been cured within 15 days after notice thereof from the Company; or (v) engaged in intentional acts that have generated material adverse publicity toward or about the Company.

4.            Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.            Nontransferability of Option; Clawback.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant. In accepting this option, the Participant agrees to be bound by any clawback policy that the Company has adopted or may adopt in the future.

6.            Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2022 Inducement Stock Incentive Plan.

PARTICIPANT:

Address:

PARTICIPANT’S SPOUSE (if applicable)*:

Address:

ASTRIA THERAPEUTICS, INC.

By:
Name:
Title:

*            Required for Participants residing in Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas or Wisconsin.

EXHIBIT A

ASTRIA THERAPEUTICS, INC.

Stock Option Exercise Notice

Astria Therapeutics, Inc.
100 High Street

28th Floor

Boston, MA 02210

Dear Sir or Madam:

I am the holder of a Nonstatutory Stock Option granted to me under the Astria Therapeutics, Inc. (the “Company”) 2022 Inducement Stock Incentive Plan on ________ for the purchase of ________ shares of Common Stock of the Company at a purchase price of $ ________ per share.

I hereby exercise my option to purchase ________ shares of Common Stock (the “Shares”), for which I have enclosed [cash] [a personal check] in the amount of ________ . Please register my stock certificate as follows:

Dated:_____________________________

__________________________________

Signature
Print Name:

Address:

___________________________________

___________________________________

Name and address of persons in whose name the Shares are to be jointly registered (if applicable):

___________________________________

___________________________________ Tax ID#

Very truly yours,

_____________________________